UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): February 18, 2004


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-11688              95-3889638
           --------                       -------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

      Lakepointe Centre I,
   300 E. Mallard, Suite 300
         Boise, Idaho                                            83706
   -------------------------                                     -----
(Address of principal executive                                (Zip Code)
          offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

On February 19, 2004, the Company issued a press release entitled "U.S. Court of Appeals Affirms Judgment against Nebraska in Low-Level Radioactive Waste Lawsuit". The press release, dated February 19, 2004, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99  Press Release, dated February 19, 2004, entitled "U.S. Court of Appeals Affirms Judgment against Nebraska in Low-Level Radioactive Waste Lawsuit"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN ECOLOGY CORPORATION
                                       (Registrant)




Date:  February 19, 2004      By: /S/ James  R.  Baumgardner
                                 -----------------------------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer


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

                                            EXHIBIT INDEX


Exhibit     Description
-------     -----------
Exhibit 99  Press Release, dated February 19, 2004, entitled "U.S. Court of Appeals Affirms Judgment against Nebraska in Low-Level Radioactive Waste Lawsuit".


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